Exhibit 99.1

© 2025 authID Inc. All Rights Reserved. Investor Presentation January 2025 NASDAQ: AUID

© 2025 authID Inc. All Rights Reserved. - 2 - Disclainers s Forward - Looking Statenents This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc. (“authID” or the “Company”) and has not been independently verified by any third party. This Presentation is provided for information purposes only. This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities. While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . Any estimates in this Presentation regarding future results are shown for illustrative purposes only based on certain assumptions and are not intended to be a forecast or guarantee of any particular results . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, revenue guidance for 2024 , booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts and their adoption by customers' users ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2023 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations.

© 2025 authID Inc. All Rights Reserved. WHAT WE DO Artificial Intelligence is producing the nost realistic, inauthentic content the world has ever seen. The only way to allow conpanies to ensure authenticity is to give then the capability to trust the physical presence of an individual hunan being. This is what authID delivers.

New Leadership w/ $100M+ ARR Expertise in ID Verification Rhon Daguro CHIEF EXECUTIVE OFFICER s DIRECTOR © 2024 authID Inc. All Rights Reserved. - 4 - © 2025 authID Inc. All Rights Reserved. Rhon brings proven success in building multiple profitable software and professional services firms, and over 20 years of sales, marketing, technology, and venture capital experience. With extensive identity domain knowledge from Oracle and Persistent, Rhon served most recently as the Chief Revenue Officer of Socure Inc. where he helped the company attain ‘unicorn’ status, growing annual recurring revenue to over $100 million at a $4.5B valuation. Ed Sellitto CHIEF FINANCIAL OFFICER Mr. Sellitto is a seasoned financial executive, with over 15 years of experience in revenue optimization roles supporting high - growth B2B, and SaaS organizations that needed to build and optimize their go - to - market operations. Ed has worked at Zero Hash, NYSE - listed Sprinklr, Socure, American Express and NewsCorp/Dow Jones. Ed earned his MBA in corporate finance and strategy from the Stern School of Business at New York University. Erick Soto CHIEF PRODUCT OFFICER Mr. Soto has over fifteen years in product management, with heavy focus on SaaS, financial services, and identity management and fraud prevention. He has overseen identity and payments solution development at companies such as Socure, BBVA, Oxygen, and Capital One, and serves as a cybersecurity adviser. Thomas Szoke CHIEF TECHNOLOGY OFFICER s DIRECTOR Mr. Szoke has over 25 years of engineering, global sales, and operations management experience. He previously served as Chief Solutions Architect of authID. Prior to that he served as President and CEO of the Company, and Chief Operating Officer of Innovation In Motion Inc. Mr. Szoke is also the inventor of IIM Global Corps HDR Intelligent Accessory product lines, and held various sales and management positions with Motorola, Inc. for over 20 years. Our team has deep domain expertise and experience building a $100M+ ARR ID Verification business within 3.5 years

• Passwords • Multi - Factor • One Time Password • Device - specific Passkeys (e.g. Apple Face ID, Google Face Unlock) The Current Identity Authentication Flow Companies believe the user is legitimate Login Wire Transfers Employees Benefits Contractors Account Recovery Call Center/Help Desk © 2024 authID Inc. All Rights Reserved. - 5 - © 2025 authID Inc. All Rights Reserved.

Fraudsters compromise devices Companies incorrectly assume the user is legitimate Fraud Exists Because Current Security is Not Enough AI “Deepfakes” fool existing biometric solutions Login © 2024 authID Inc. All Rights Reserved. - 6 - © 2025 authID Inc. All Rights Reserved. Wire Transfers Employees Benefits Contractors Account Recovery Call Center/Help Desk

authID will match on the "live" person to the biometric record in 700 milliseconds authID Ains to Elininate Fraud Conpletely authID looks beyond the device and can detect and stop Deep Fakes Login © 2024 authID Inc. All Rights Reserved. - 7 - © 2025 authID Inc. All Rights Reserved. Wire Transfers Employees Benefits Contractors Account Recovery Call Center/Help Desk

authID Biometric Proof and Authentication

Proof™

Identity Verification (IDV)

Use authID's Proof for identity verification to ensure the applicant's identity exists, and the person asserting the identity is the person named in the ID.

Verified™

Protect the User Account

Biometric captured during identity proofing binds a user to their account, creating a completely private and portable authenticator that can be utilized on any device without ever storing biometrics.

Easily & Securely Authenticate

Biometric protects the user account eliminating the need for passwords. Offer the highest assurance of the identity combined with the simplest and most efficient user experience.



Scan ID
Government Issued ID
Take Your Selfie
Self Portrait
700ms
Identity Verification
✓ Biometric Match
✓ Liveness
✓ Deepfakes
✓ Injection
✓ Manipulation
✓ Device Integrity
✓ Authenticity
Create Encrypted Biometric Signature verified against authentic government credential.
OR
Enroll Encrypted Biometric Signature for existing users without government credential
Protect high risk transactions
Account Recovery
Issue new FIDO2 passkey
Call Center Remote Authentication
Full Audit Trail

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© 2025 authID Inc. All Rights Reserved.
authID

Why Customers Choose authID

authID delivers what enterprises want through a combination of Speed, Accuracy, and Data Privacy

Enterprise Requirements		authID	Vs. Others
1 **Speed**	Low friction Ease of use	**700ms** Delivers UX consistent with Apple Face ID and Google Face Unlock	7-10s
2 **Accuracy**	Eliminate fraud attacks	**1 to 1 Billion** Biometric accuracy that guarantees knowing who is behind the device	1 to 100,000
★ **Key Barrier to Large Enterprise Adoption**			
3 **Privacy & Data Protection**	Regulatory compliance Mitigate liability from data breaches	**No Biometrics Stored** Compliance to global biometric data privacy standards	**Stored Biometric Data** Images & encrypted Biometric templates stored in Cloud Servers

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© 2025 authID Inc. All Rights Reserved.
authID

Go - to - Market Strategy s Monentun © 2025 authID Inc. All Rights Reserved.

Explosive Growth Effect of AI On ID Security Market

Every Dimension of Fraud Has Increased on existing applications and new applications are being created at a faster rate than ever before

- More New Fraudsters Born
- Higher Quality of Fraud with AI
- Higher Frequency of Fraud
- Increased Deepfake Fraud
- Increase in Applications Developed
- More Identity Database Breaches



Social Engineering
cnn.com
Casino giant MGM expects $100 million hit from hack that led to data breach
Reuters
2 minute read · Published
Deepfake Conference Call
cnn.com
CNN World
Watch
Listen
Live TV
Finance worker pays out $25 million after video call with deepfake 'chief financial officer'
By Heather Chen and Kathleen Magramo, CNN
2 minute read · Published 2:31 AM EST, Sun February 4, 2024
SMS Scam
fox13seattle.com
Chase customers outraged after reports of scams continue
By Alejandra Guzman
FOX 13 Seattle
Chase customers out
Body Double / Shared Credentials
Some Uber drivers use bogus identities and shared accounts
Turns out that unauthorized drivers using fake identification isn't
London problem.
Dara Kerr
Nov. 26, 2019 7:12 a.m. PT
4 min read
All PII Data is Already Compromised
DIGITAL PRIVACY
2 min read
Data breaches affected over 422 million people in 2022, Identity Theft Resource Center says
Alina BÎZGĂ
January 30, 2023

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© 2025 authID Inc. All Rights Reserved.
authID

Timing is Right for Biometric ID Verification & Authentication

Global Biometric Technology Market*

USD Billion



151.3
20.4% CAGR
34.3
2022
2023
2024
2025
2026
2027
2028
2029
2030

* Grand View Research, Biometric Technology Market Size, Share & Trends Analysis Report, 2023 - 2030

- **Market adoption of biometrics has arrived**, driven by Apple FaceID, CLEAR, TSA, Global Entry, & Aadhaar.
- **The emergence of generative AI** is contributing to explosive growth in fraud.
- Digital transformation is driving **massive growth in applications** that require authentication security.
- Regulation is driving increased shift to **privacy-compliant biometric technologies.**
- **No clear leader** in a fast-growing biometric id verification and authentication market.

We believe that <u>every</u> digital organization will ultimately add biometrics to their stack

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© 2025 authID Inc. All Rights Reserved.
authID

Our Go - To - Market (GTM) Approach Our Go - To - Market approach leverages a mix of customer profiles that position us to achieve early wins and accelerate growth through the first 2 - 3 years FAST 100 Mid - Size / High Growth • Smaller, fast - moving organizations that require minimal product customization • Average 3 - month sales cycle • Smaller deal size, typically $50 - 250k/yr FAT 100 Enterprise • Large enterprise organizations that often require significant product customization and sales effort • Average 9 - 12 month+ sales cycle • Larger deal size, typically $500k - $3M/yr FASTER 100 Channel • Leverage channel partners as resellers to large numbers of their customers • Minimal sales effort, leverage channel partners sales team • Opportunity to quickly add a large number of new logos Q1 2024 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2023 - 13 - © 2025 authID Inc. All Rights Reserved.

$0.2M $3M $9M $18M $36M A bookings growth pattern of T2D3 (3x/3x/2x/2x/2x) from 2023 - 2027 would put us a path to $100M+ in cumulative bookings $72M 2022 2024 2025 2026 Achieved in 2023 On track in 2024 2x 2x 3x >3x 2023 Our Path to Achieving $100M+ in Bookings 2x 2027 $138M $66M $30M $12M $3M $<1M Cumulative Bookings - 14 - © 2025 authID Inc. All Rights Reserved.

• Contract bookings are expected to convert to Revenue over a 3 - year period as customers go - live with the service and ramp usage to their full volume expectations. • For example, $100 in Year 0 bookings translate into approximately $20 - 50 in revenue in Year 1 from recognition of contractual commitments, ramping to $100/yr by year 3 as the customer achieves full volume ramp. Year 0 Bookings Year 1 Bookings Year 2 Bookings Year 3 Bookings Year 1 Year 3 Year 4 Year 2 How our Bookings Convert to Revenue Revenue - 15 - © 2025 authID Inc. All Rights Reserved.

How We Measure Success - 16 - © 2025 authID Inc. All Rights Reserved. Sales Pipeline • Total annual value of deals in an active sales stage • Rate of addition of new deals to the pipeline 1 Booked Annual Recurring Revenue (bARR) • Annual value of signed deals • Comprised of annual customer commitments (cARR) + estimated annual usage fees above commitment measured 18 months after the month of signature (UAC) 2 Renaining Perfornance Obligation (RPO) • Total value of customer commitments over the term of each contract • Future revenue to be recognized under customer contracts 3 Revenue s Annual Recurring Revenue (ARR) • Recognized in accordance with GAAP • ARR represents annualized run rate of recognized revenue 4

Capital Allocation Priorities Investnent in Organic Business Growth • Investing to scale our Sales C Go - to - Market engine • Investing in our technology C engineering to support our product roadmap, unlock enterprise use cases and scale usage Strategic MsA to Accelerate Growth • Accelerated Revenue Growth through acquisition of revenue generating businesses • Technology Alignnent with product roadmap vision and business objectives • Expanded Custoner Base for future cross - sell / upsell growth - 17 - © 2025 authID Inc. All Rights Reserved.

Financial Highlights © 2025 authID Inc. All Rights Reserved.

Q3 2024 GAAP Financial Results 3 and 9 months Ended September 30, 2024 * 2023 Operating Expenses reflect a $3.4M one - time, non - cash reversal of stock - based compensation from Q1’23 terminations Net Loss from Non - Cash C One - Time Revenue Operating Expenses* Continuing Operations Severance Charges Net Loss Per Share ($M) ($M) ($M) ($M) Continuing Operations $3.05 $0.97 $0.47 $0.31 ‘23 ’24 ‘23 '24 3 nonths G nonths 10.4M 1.6M 2.2M 0.6M ‘23 ’24 ‘23 '24 3 nonths G nonths 16.4M 9.7M 3.7M 3.4M ‘23 ’24 ‘23 '24 3 nonths G nonths 10.7M 7.6M 3.8M 3.8M ‘23 ’24 ‘23 '24 3 nonths G nonths 0.69M 0.25M 0.12M 0.04M ‘23 ’24 ‘23 '24 3 nonths G nonths - 19 - © 2025 authID Inc. All Rights Reserved.

Q3 2024 Non - GAAP* Financial Results Q3 2023 Q3 2024 * See Q3 2024 Earnings Press Release for important information about Non - GAAP Measures **cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment Q2 2023 Q2 2024 3m o 9m o bARR Booked Annual Recurring Revenue** ARR Annual Recurring Revenue Adjusted EBITDA Loss 9 months ended Sept. 30 3 months ended Sept. 30 2024 cARR $1.88M $0.88M $1.00M 2024 2024 Est. UAC $1.27M $0.62M $0.65M 2023 2023 cARR $1.15M $0.54M $0.61M 2024 2023 Est. UAC $1.02M $0.50M $0.52M 2023 1.0M 7.8M 6.0M 2.9M 0.2M 2.1M Q3 Q3 ‘23 '24 ‘23 ’24 2024 2023 Gno ended Sept. 30 3no ended Sept. 30 - 20 - © 2025 authID Inc. All Rights Reserved.

Revenue Growth Stages

Progressing through our growth stages to build a sustainable, recurring revenue stream

Stage			Measurement	2023 FY Results	Q3 '24 YTD Progress
1	**Bookings**	Secure new customer contracts with booked Annual Recurring Revenue	Booked Annual Recurring Revenue (bARR)	$2.94M	**$1.88M** (+$0.61M vs. Q3 '23 YTD)
2	**Financial Commitments**	Establish contractual commitments from customers	Remaining Performance Obligation (RPO)	$4.03M	**$3.83M** (+$1.90M vs. Q3 '23 YTD)
3	**Revenue**	• Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments	GAAP Revenue	$0.19M	**$0.69M** (+$0.57M vs. Q3 '23 YTD)
4	**Retention and Expansion**	Retain customer contracts and expand relationships with upsells and cross-sells	Retention Rate Net Revenue Retention	*2025 Focus*	

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© 2025 authID Inc. All Rights Reserved.
authID

© 2025 authID Inc. All Rights Reserved. Contacts Investor Relations Gateway Group, Inc. Cody Slach and Alex Thompson 1 - 949 - 574 - 3860 AUID@gateway - grp.com Investor - Relations@authid.ai